UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2026

CAPSTONE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 76th Avenue
Tinley Park, IL 60477
(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 11, 2026, Capstone Holding Corp. (the “Company”) entered into an Amended and Restated Common Stock Purchase Agreement (the “A&R Purchase Agreement”), with an accredited investor (the “Investor”) pursuant to which the Company has the right, but not the obligation, to sell to the Investor up to $20,000,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, $0.0005 par value per share (“Common Stock”), with each purchase capped at the lesser of 1,000,000 shares or 25% of trading volume during such valuation period.

The A&R Purchase Agreement has two time-bracketed purchase options: (i) a Pre-Market VWAP Purchase, where the Company delivers notice between 6:00 a.m. and 9:00 a.m. ET and the valuation period commences at 9:30:01 a.m., and (ii) an Intraday VWAP Purchase, where the Company delivers notice between 9:00:01 a.m. and 3:30 p.m. ET and the valuation period begins at the later of 9:30:01 a.m. ET or when the Investor acknowledges the notice. The valuation period for each Pre-Market VWAP Purchase and Intraday VWAP Purchase runs until the earliest of (x) 4:00:02 p.m. ET on such purchase date, (y) the time at which the sale price of the Common Stock falls below the applicable minimum price threshold, and (z) the time at which the aggregate trading volume during such valuation period equals or exceeds the applicable volume threshold.

On July 2, 2026, the Company and the Investor entered into an amendment to the A&R Purchase Agreement (the “Amendment to A&R Purchase Agreement”), to amend the VWAP Purchase Price (as defined in the A&R Purchase Agreement) to be equal to the greater of (i) the lowest price per share at which the Common Stock traded on the Nasdaq Capital Market during the applicable valuation period and (ii) excluding the Excluded Prints, ninety percent (90%) of the volume-weighted average price during the applicable valuation period.

The Excluded Prints are defined, with regard to the Common Stock, as (i) the opening or first purchase at or following the official open of the primary trading session and (ii) the last or closing sale at or prior to the official close of the primary trading session.

In addition, the Amendment to A&R Purchase Agreement replaced the 4:00:02 p.m. time in the valuation period definitions with 3:59:59 p.m.

The foregoing description of the Amendment to A&R Purchase Agreement is qualified in its entirety by reference to the full text of such agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1	First Amendment to Amended and Restated Common Stock Purchase Agreement, dated July 2, 2026, by and between Capstone Holding Corp. and Tumim Stone Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer

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